UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 22, 2017

FORESTAR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33662	26-1336998
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6300 Bee Cave Road, Building Two, Suite 500, Austin, Texas 78746

(Address of principal executive offices, including zip code)

(512) 433-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.                      Entry into a Material Definitive Agreement.

First Amendment to the Merger Agreement

On June 21, 2017, Forestar Group Inc., a Delaware corporation (the “Company”), entered into Amendment No. 1 to the Agreement and Plan of Merger, dated as of April 13, 2017 (the “Amendment” and, such agreement as so amended, the “Merger Agreement”) by and among Terra Firma Merger Parent, L.P., a Delaware limited partnership (“Parent”), Terra Firma Merger Sub, L.P., a Delaware limited partnership and a wholly-owned subsidiary of Parent (“Merger Sub”), and the Company.  Parent and Merger Sub are affiliates of Starwood Capital Group (“Starwood”).  Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, the Company will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly-owned subsidiary of Parent.

The Amendment provides for an increase in the per share merger consideration to be paid to the Company’s stockholders from $14.25 per share in cash, without interest, to $15.50 per share in cash, without interest

Other than as expressly modified pursuant to the Amendment, the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by the Company on April 14, 2017, remains in full force and effect as originally executed on April 13, 2017. The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 8.01.                      Other Events.

On June 21, 2017, the Company issued a press release announcing the amendment of the Merger Agreement and that its board of directors, after consultation with its outside legal and financial advisors, has determined that the unsolicited, nonbinding proposal received on June 5, 2017 from D.R. Horton, Inc. to acquire 75% of the outstanding shares of Forestar’s common stock for $16.25 in cash continues to be a proposal that could reasonably be expected to lead to a “Superior Proposal,” as defined in the Merger Agreement.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)                                 Exhibits

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated June 21, 2017
99.1	Press Release of Forestar, issued June 21, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Dated: June 22, 2017	By:	/s/ Charles D. Jehl
		Name:	Charles D. Jehl
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated June 21, 2017
99.1	Press Release of Forestar, issued June 21, 2017